Exhibit 4.1

CERTIFICATE NUMBER	INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE		COMMON STOCK PAR VALUE $0.01	SHARES
[LORILLARD LOGO]
[NUMBER]	THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NEW YORK		CUSIP 544147 101
SEE REVERSE FOR CERTAIN DEFINITIONS

LORILLARD, INC.

This is to certify that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Lorillard, Inc. (the “Corporation”), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Amended and Restated Certificate of Incorporation and Bylaws of the Corporation, each as from time to time amended (copies of which are on file with the Transfer Agent), to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED:
BNY Mellon Shareowner Services
/s/ Martin L. Orlowsky	[LOGO]		TRANSFER AGENT
CHAIRMAN OF THE BOARD			AND REGISTRAR
BY
/s/ Ronald S. Milstein
SECRETARY			AUTHORIZED OFFICER

[Lorillard LOGO]

Lorillard, Inc.

The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights. A stockholder may make the request to the Corporation or to its Transfer Agent and Registrar.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT	—			Custodian
TEN ENT	—	as tenants by the entireties				(Cust)		(Minor)
JT TEN	—	as joint tenants with right of survivorship and not as tenants in common			Under Uniform Gifts to Minors
Act
(State)

Additional abbreviations may also be used though not in the above list.

For value received,	hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE

Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated

NOTICE:
THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.	X
(SIGNATURE)

X
(SIGNATURE)

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.

SIGNATURE(S) GUARANTEED BY: